                                                                   EXHIBIT 99.2

                    FORM OF ELECTION/LETTER OF TRANSMITTAL
            TO ACCOMPANY CERTIFICATES FOR SHARES OF COMMON STOCK OF

                               XTRA CORPORATION

          TO MAKE AN ELECTION IN CONNECTION WITH THE PROPOSED MERGER
            BY AND BETWEEN XTRA CORPORATION AND WHEELS MERGERCO LLC
                              AN ENTITY FORMED BY
        APOLLO MANAGEMENT IV, L.P., ON BEHALF OF ITS MANAGED FUNDS, AND
          ATLAS CAPITAL PARTNERS LLC, AN AFFILIATE OF INTERPOOL, INC.

               TYPE OF ELECTION (SEE SECTION B OF INSTRUCTIONS)
-------------------------------------------------------------------------------
          SHARES SUBMITTED (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------

                                                                          TOTAL
                                                                         NUMBER
                                                                        OF SHARES    NUMBER     NUMBER
                                                              SHARE    REPRESENTED OF SHARES  OF SHARES
                                                           CERTIFICATE  BY SHARE     TO BE     FOR CASH
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        NUMBER(1)  CERTIFICATE  RETAINED   ELECTION
-------------------------------------------------------------------------------------------------------
                                                            -------------------------------------------

                                                            -------------------------------------------

                                                            -------------------------------------------

                                                            -------------------------------------------

                                                            -------------------------------------------

                                                            -------------------------------------------
                                                              TOTAL
                                                             SHARES
------------------------------------------------------------------------------------------------------

 (1) Stockholders who hold XTRA Common Stock in book-entry form, should list their account number.


  This Form of Election/Letter of Transmittal is being delivered to you in connection with the proposed merger (the "Merger") by and between XTRA Corporation ("XTRA") and Wheels MergerCo LLC ("MergerCo"), an entity formed by Apollo Management IV, L.P. ("Apollo"), on behalf of its managed funds, and Atlas Capital Partners LLC, an affiliate of Interpool, Inc. ("Interpool"), pursuant to an Agreement and Plan of Merger and Recapitalization, dated as of June 18, 1998, and amended and restated as of July 31, 1998 (the "Recapitalization Merger Agreement"), and must be completed by holders of certificates for shares (the "Share Certificates") of XTRA Common Stock, par value $0.50 per share ("Shares" or "XTRA Common Stock"), who wish to make an Election (as defined herein) whether to retain their Shares or receive $65.00 per share in cash.

  For an election to be effective, this Form of Election/Letter of Transmittal, properly completed, together with Share Certificates as to which an Election is being made (or guarantee of delivery as provided herein) or, if delivery of Shares is to be made by book-entry transfer to the account of Boston EquiServe, L.P. (the "Exchange Agent") at The Depository Trust Company ("Book-Entry Transfer Facility"), by book-entry transfer procedures, and, together with all other required documents, are to be delivered to the Exchange Agent by 5:00 p.m., Eastern Standard time, on November 25, 1998, unless extended (the "Election Deadline") in order to effect an Election. Such Election is subject to the terms, conditions and limitations set forth in (a)
the Proxy Statement/Prospectus, dated     , 1998, relating to the Merger (the
"Proxy Statement/Prospectus"), (b) the Recapitalization Merger Agreement, attached as Annex A to the Proxy Statement/Prospectus and (c) the accompanying instructions.

  Questions and requests for assistance or additional copies of the Proxy Statement/Prospectus or this Form of Election/Letter of Transmittal may be directed to the Exchange Agent at the address set forth below.

                     The Exchange Agent for the Merger is:

                            BOSTON EQUISERVE, L.P.


        By Hand:             By Overnight Courier:            By Mail:

   Securities Transfer      Boston EquiServe, L.P.     Boston EquiServe, L.P.
  & Reporting Services,    Corporate Reorganization   Corporate Reorganization
          Inc.                40 Campanelli Drive           P.O. Box 9573
  c/o Boston EquiServe        Braintree, MA 02184       Boston, MA 02205-9573
          L.P.
   100 William Street,
        Galleria
   New York, NY 10038

                               ----------------

  DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE FORM W-9 PROVIDED WITH THIS FORM OF ELECTION/LETTER OF TRANSMITTAL.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ELECTION/LETTER OF TRANSMITTAL IS COMPLETED.

 THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, TOGETHER WITH YOUR SHARE CERTIFICATES (OR GUARANTEES OF DELIVERY OF SHARE CERTIFICATES) AND ALL OTHER REQUIRED DOCUMENTS, IS 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 25, 1998, UNLESS EXTENDED.

        PLEASE RETURN THIS ENTIRE FORM OF ELECTION/LETTER OF TRANSMITTAL

   XTRA stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to the Election Deadline, and who wish to make an Election (as defined herein) must do so pursuant to the guaranteed delivery procedure described in Section A of the Instructions and the procedures for lost Share Certificates described in Section C of the Instructions.

   REGISTERED HOLDERS OF XTRA COMMON STOCK MAY ELECT TO EITHER RETAIN THE COMMON SHARES OR TO RECEIVE CASH CONSIDERATION (AS DEFINED HEREIN) WITH RESPECT TO ALL OR ANY PORTION OF THE SHARES HELD BY SUCH HOLDERS (THE "CASH ELECTION").

  [_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
     EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

  Name of Electing Institution: ____________________________________________

  Check Box of Applicable Book-Entry Transfer Facility:

  [_]The Depository Trust Company        [_]Philadelphia Depository Trust
                                            Company

  Account Number _____________________   Transaction Code Number ____________

  [_]CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY INCLUDED WITH THIS FORM OF ELECTION/LETTER OF TRANSMITTAL AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s): __________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ______________________

  Name of Eligible Institution that Guaranteed Delivery: ___________________

  If Shares are to be delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility: _________________________________________________

  [_]The Depository Trust Company        [_]Philadelphia Depository Trust
                                            Company

  Account Number _____________________   Transaction Code Number ____________

       PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

                                ---------------

   List below the Share Certificates to which this Form of Election/Letter of Transmittal relates. If the space provided below is inadequate, the information shown in the space below with respect to the Share Certificates and the type of election should be listed on a separate signed schedule affixed hereto.

     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS
      SET FORTH IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  In connection with the proposed Merger of MergerCo with and into XTRA, the undersigned hereby submits the Share Certificates evidencing the Shares listed above, or hereby transfers ownership of such Share Certificates on the account books maintained by a Book-Entry Transfer Facility, and elects, subject to the proration and other limitations set forth below and as more fully described in the Recapitalization Merger Agreement (the "Election"), to either retain the XTRA Common Stock or convert each share of XTRA Common Stock represented by such Share Certificates into the right to receive $65.00 in cash, without any interest thereon (the "Cash Consideration"). Pursuant to this Election 500,000 shares of XTRA Common Stock, which amounts to 10% ownership of XTRA, will be retained by the existing shareholders and Apollo and Interpool will hold the remaining ownership interest. It is understood that the following Election is subject to (a) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, receipt of which is hereby acknowledged by the undersigned, (b) the terms, conditions and limitations set forth in the Recapitalization Merger Agreement and (c) the instructions herein. XTRA's acceptance of Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and XTRA upon the terms and subject to the conditions of (a), (b) and (c) listed above.

  The total number of shares of XTRA Common Stock to be retained by XTRA stockholders is limited to 500,000 Shares. Accordingly, there can be no assurance that a holder of Shares making an Election will retain all of such holder's Shares. Stockholders who do not return a properly completed and validly executed Form of Election/Letter of Transmittal prior to the Election Deadline or who make no election will retain their Shares and will be deemed to have made an Election to receive the Cash Consideration for all of their Shares. However, because of proration, such stockholders may retain some of their Shares. None of MergerCo, Apollo and Interpool, XTRA, the managers of MergerCo, the XTRA Board of Directors or the Apollo and Interpool Board of Directors makes any recommendation as to whether holders of XTRA Common Stock should elect either to retain their Shares or to receive the Cash Consideration in the Merger. Each stockholder must make his or her own decision with respect to any such Election.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash issuable in the Merger.

  The undersigned represents and warrants that the undersigned has full power and authority to surrender the Share Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Share Certificate(s) shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the Election revocation, change and form of any Election and surrender of Share Certificates hereunder shall be determined by the Exchange Agent in its reasonable discretion and in accordance with the Recapitalization Agreement, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent, XTRA or MergerCo to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  Subject to the proration and other limitations described below and as more fully described in Article 2 of the Recapitalization Merger Agreement, the Exchange Agent will honor the Cash Elections made by holders of Shares when it issues the Cash Consideration after the Effective Time (as defined in the Recapitalization Merger Agreement).

-----------------------------------        ---------------------------------
  SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS)                         (SEE INSTRUCTIONS)


  To be completed ONLY if the               To be completed ONLY if the
 check is to be made payable to,           check or the certificates for
 or the certificates for shares of         shares of XTRA Common Stock are
 XTRA Common Stock are to be reg-          to be mailed to someone other
 istered in, the name of someone           than the undersigned or to the
 other than the undersigned.               undersigned at an address other
                                           than that shown under "Type of
                                           Election."

 Name _____________________________        Mail check and/or certificates to:
           (PLEASE PRINT)
                                           Name _____________________________
 Address __________________________
                                           __________________________________
 __________________________________                  (PLEASE PRINT)
             (ZIP CODE)                    Address __________________________
 __________________________________
    (TAXPAYER IDENTIFICATION OR            __________________________________
      SOCIAL SECURITY NUMBER)                          (ZIP CODE)
  (SEE SUBSTITUTE FORM W-9 BELOW)
-----------------------------------        ----------------------------------

-----------------------------------------------------------------------------
                                   SIGN HERE
          IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW

 ____________________________________      Name(s): _________________________

 ____________________________________      __________________________________
     (SIGNATURE(S) OF HOLDER(S))                     (PLEASE PRINT)

                                           Capacity (full title): ___________
 Must be signed by registered
 owner(s) exactly as name(s)               Address: _________________________
 appear(s) on stock certificate(s)
 or by person(s) authorized to             __________________________________
 become registered holder(s) by                        (ZIP CODE)
 certificates and documents
 transmitted herewith. If signature        __________________________________
 is by attorney, executor,                  (AREA CODE AND TELEPHONE NUMBER)
 administrator, trustee or guardian
 or others acting in a fiduciary           __________________________________
 capacity, set forth full title and          (TAX IDENTIFICATION OR SOCIAL
 see Instructions.                                   SECURITY NO.)

                                           Dated: ___________________________

                           GUARANTEE OF SIGNATURES(S)

 If you have filled out the
 Special Payment Instructions              Authorized Signature: ____________
 above, you must have your
 signature(s) guaranteed. (See             Name: ____________________________
 Instructions)                                       (PLEASE PRINT)

 Dated: _____________________, 1998        Firm: ____________________________

                                           Address: _________________________

                                           __________________________________
                                                       (ZIP CODE)

                                           __________________________________
                                            (AREA CODE AND TELEPHONE NUMBER)

 (Also complete enclosed Form W-9 and return with this Form of Election/Letter of Transmittal to the Exchange Agent)
-----------------------------------------------------------------------------

  The undersigned understands that in lieu of any fractional share of XTRA Common Stock retained after the Merger, there will be paid to each existing shareholder of XTRA who otherwise would be entitled to receive a fractional share of XTRA Common Stock an amount in cash determined by multiplying such fraction by the Cash Consideration amount.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," the undersigned understands and agrees that the Exchange Agent will issue any check and register any certificate for shares of XTRA Common Stock in the name of the registered holder(s) of the Shares appearing above under "Type of Election." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned understands and agrees that the Exchange Agent will mail any check and any certificate for shares of XTRA Common Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Type of Election." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, the undersigned understands and agrees that the Exchange Agent will issue any check and any certificate for shares of XTRA Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

                           IMPORTANT TAX INFORMATION

  In order to ensure compliance with federal income tax requirements, each holder of Shares is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. See Instruction C6 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

                      PAYER'S NAME: ________________________

-------------------------------------------------------------------------------
 SUBSTITUTE         PART IX--Please provide
 FORM W-9           your TIN in box at right       ---------------------------
                    and certify by signing and        Social Security Number
 DEPARTMENT OF      dating below. For
 THE TREASURY       individuals, this is your                   OR
 INTERNAL           social security number.
 REVENUE                                           ---------------------------
 SERVICE            PART 2X--Awaiting TIN [_]        Employer Identification
                                                              Number
                   ------------------------------------------------------------
 PAYER'S REQUEST   CERTIFICATION--Under penalties of perjury, I certify that:
 FOR TAXPAYER
 IDENTIFICATION    (1) the number shown on this form is my correct taxpayer
 NUMBER (TIN)          identification number (or I am waiting for a number
                       to be issued to me) and

                   (2) I am not subject to backup withholding either because
                       (a) I am exempt from backup withholding, (b) I have
                       not been notified by the Internal Revenue Service
                       (IRS) that I am subject to backup withholding as a result of the failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                   ------------------------------------------------------------
                    You must cross out item (2) above if you have been noti-fied by the IRS that you are currently subject to backup withholding because of under reporting interest or divi-dends on your tax return. However, if after being noti-fied by the IRS that you were subject to backup withhold-ing, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                   Signature __________________  Date  ______________________
-------------------------------------------------------------------------------
 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
       IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I CERTIFY UNDER PENALTIES OF PERJURY THAT A TIN HAS NOT BEEN ISSUED TO ME, AND EITHER THAT (I) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TIN TO THE APPROPRIATE IRS CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (II) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TIN BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT THAT SUCH AMOUNTS WILL BE REFUNDED TO ME IF I THEN PROVIDE A TIN WITHIN SIXTY (60) DAYS.

 Signature __________________________    Date _______________________________
-------------------------------------------------------------------------------

                                 INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE MERGER

A. FORM OF ELECTION/LETTER OF TRANSMITTAL

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Form of Election/Letter of Transmittal must be guaranteed by a firm which is a recognized member of a Medallion Signature Guarantee Program, which members include any registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States (each, an "Eligible Institution"). No signature guarantee is required on this Form of Election/Letter of Transmittal if (a) this Form of Election/Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares delivered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the above hereof. If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above.

  2. Delivery of Form of Election/Letter of Transmittal and Share Certificates; Notice of Guaranteed Delivery. This Form of Election/Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith, if Shares are to be delivered by book-entry transfer pursuant to book-entry transfer procedures, or if delivery of Shares is to be guaranteed. Share Certificates evidencing all delivered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the reverse hereof prior to the Election Deadline. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery. XTRA stockholders whose Share Certificates are not immediately available and who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Shares pursuant to the guaranteed delivery procedure. Pursuant to such procedures: (i) any such delivery must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, must be received by the Exchange Agent prior to the Election Deadline; and (iii) in the case of a guarantee of Shares, the Share Certificate, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Form of Election/Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election/Letter of Transmittal and that XTRA and MergerCo may enforce such agreement against the participant.

  Registered holders of Shares who are nominees only may submit a separate Form of Election/Letter of Transmittal for each beneficial owner for whom such registered holder is a nominee; provided, however, that at the request of the Exchange Agent, such registered holder shall certify to the satisfaction of the Exchange Agent that such registered holder holds such XTRA Common Stock as a nominee for the beneficial owner thereof. Each beneficial owner for which a Form of Election/Letter of Transmittal is submitted will be treated as a separate holder of XTRA Common Stock.

  XTRA stockholders who do not submit an effective Form of Election/Letter of Transmittal or whose Forms of Election/Letters of Transmittal and Share Certificates (or appropriate Notices of Guaranteed Delivery), are not received prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will be, under conditions set forth in Section B1and B2 of Instructions, deemed to have made a "Non-Election" with respect to their Shares (each such Share, a "Non-Electing Share") and will not be entitled to make an Election and may retain some of such holders XTRA Common Stock or receive the Cash Consideration for all of their Shares.

  THE METHOD OF DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  3. Inadequate Space. If the space provided herein under "Type of Election" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares delivered should be listed on a separate signed schedule and attached hereto.

  4. Change or Revocation of Election. Any holder of Shares may at any time up to and immediately prior to the Election Date revoke or change his or her Election by written notice received by the Exchange Agent prior to the Election Date accompanied by a properly completed and signed, revised Form of Election/Letter of Transmittal or by withdrawal of his or her Share Certificates or of the Notice of Guaranteed Delivery of such certificates, previously deposited with the Exchange Agent. Such revocation can also be made after the Election Date if the Exchange Agent is legally required to do so, provided that the Effective Time shall not have occurred prior to the revocation. Once a revocation is made, the Exchange Agent will return all Share Certificates that pertain to such revocation to the stockholder.

  5. Automatic Revocations of Elections. All Elections will be revoked automatically if the Exchange Agent is notified in writing by XTRA and MergerCo that the Merger has been abandoned, and Share Certificates represented by Forms of Election/Letters of Transmittal will be promptly returned without charge to the persons who have submitted this Form of Election/Letter of Transmittal upon written request to that effect from each holder of XTRA Common Stock who has submitted this Form of Election/Letter of Transmittal.

B. ELECTION AND ALLOCATION PROCEDURES

  1. Elections. By completing the appropriate box above and completing this Form of Election/Letter of Transmittal in accordance with the instructions herein and delivering the Share Certificates and any other required documents, an XTRA stockholder will be entitled to make either an Election to retain the Shares or receive the Cash Consideration with respect to all or any portion of the Shares held by such holder.

  For each Share with respect to which an Election to retain such Share has been made and not revoked (the "Potential Election Shares") and which is to be retained in accordance with the proration provisions of the Recapitalization Merger Agreement, the holder of such Share will receive a right to retain such fully paid and nonassessable Share (an "Election Share"). For each Share which was not a Potential Election Share, but which is to be retained in accordance with the proration provisions of the Recapitalization Agreement, the holder of such Share will receive the right to retain such fully paid and nonassessable Share (a "Non--Election Share"). The sum of the Non-Election Shares and Election Shares, which will equal 500,000 Shares, is called herein the "Retained Shares." For each Share other than Retained Shares and Dissenting Shares (herein defined), the holder of such Share will receive in the Merger the right to the Cash Consideration equal to $65.00 upon surrender of such Share Certificate.

  Each XTRA stockholder should consult such stockholder's own financial advisor and tax advisor as to the specific consequences of the Merger and Election to such stockholder.

  No alternative, conditional or contingent Elections will be accepted.

  2. Proration. The "Retained Shares Number" will be 500,000. If the number of Potential Election Shares is greater than the Retained Share Number, (i) a proration factor shall be determined by dividing the Retained Share Number by the total number of Potential Election Shares, (ii) the number of Potential Election Shares covered by each Election to be retained as Election Shares shall be determined by multiplying the proration factor by the total number of Potential Election Shares covered by such Election, and (iii) all Potential Election Shares other than those retained in (ii) will be converted into the Cash Consideration.

  If the Number of Potential Election Shares is less than or equal to the Retained Share Number, (i) a proration factor shall be determined by dividing
(x) the difference between the Retained Share Number and the number of Potential Election Shares, by (y) the number of the Common Shares other than the Potential Election Shares and the Dissenting Shares (the "Potential Cash Shares"), (ii) the number of Potential Cash Shares held by each stockholder to be retained as Non-Election Shares shall be determined by multiplying the proration factor by the total number of Potential Cash Shares, and (iii) all Potential Cash Shares other than those retained in (ii) shall be converted into the Cash Consideration.

  3. Election Deadline. The Election Deadline for submitting this Form of Election/Letter of Transmittal to the Exchange Agent is 5:00 p.m., Eastern Standard time, on November 25, 1998, unless extended. MergerCo and XTRA may jointly extend the Election Deadline to a later date so long as such later date is no later than the date on which the Merger is consummated. If the Election Deadline is extended, MergerCo and XTRA will announce such extension in a news release delivered to the Dow Jones News Service.

                                     * * *

  A more complete description of the election and allocation procedures is set forth in the Proxy Statement/Prospectus under "The Merger--Procedures for Exchange of Certificates" and in Article 2 of the Recapitalization Merger Agreement. All Elections are subject to compliance with the election procedures provided for in the Recapitalization Merger Agreement. In connection with making any Election, each XTRA stockholder should read carefully, among other matters, the description and statement of the information contained in the Proxy Statement/Prospectus under "The Merger-- Material Federal Income Tax Consequences."

C. RECEIPT OF MERGER CONSIDERATION, SIGNATURES, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

  1. Receipt of Merger Consideration. After the Effective Time and upon the surrender of Share Certificates by the shareholders, the Exchange Agent will pay the holder of such Certificates, who elected to receive the Cash Consideration, the Cash Consideration multiplied by the number of cashed Shares. The Exchange Agent will also deliver to the holders of Share Certificates, who elected to retain XTRA Common Stock or who because of proration will receive Retained Shares, a certificate representing the number of Retained Shares which such holders have the right to receive and cash in lieu of fractional retained Shares. Upon such exchange the Certificates that the holders had surrendered will be cancelled.

  Promptly following the date which is 180 days after the Effective Time the Exchange Agent will deliver to XTRA all cash, Share Certificates and other documents related to the transaction set forth in this Form of Election. Thereafter the Exchange Agent's duty will be terminated.

  2. Signatures on Form of Election/Letter of Transmittal; Stock Powers and Endorsements. (a) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

  (b) If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election/Letter of Transmittal.

  (c) If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Shares.

  (d) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks are to be payable to the order of

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

or certificates evidencing shares of XTRA Common Stock are to be registered in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  (e) If this Form of Election/Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered herewith, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  (f) If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to XTRA and MergerCo of such person's authority so to act must be submitted.

  3. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of XTRA Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Letter of Transmittal or to the person(s) signing this Form of Election/Letter of Transmittal but at an address other than that shown in the box entitled "Type of Election," the appropriate boxes on this Form of Election/Letter of Transmittal must be completed.

  4. Withholding. XTRA and the Exchange Agent will be entitled to deduct and withhold from the Merger Consideration such amounts as XTRA and the Exchange Agent are required to deduct and withhold pursuant to the Internal Revenue Code of 1986, as amended (the "Code") or any state, local or foreign tax law. To the extent that amounts are so withheld by XTRA or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of the Recapitalization Merger Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by XTRA or the Exchange Agent, as the case may be.

  5. Stock Transfer Taxes. XTRA will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in a name other than that in which the Shares Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on the account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued. Except as provided in this instruction C5, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares delivered herewith.

  6. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Proxy Statement/Prospectus may be directed to Boston EquiServe at (800) 736-3001.

  7. Form W-9. Under the federal income tax law, a stockholder who delivers Shares is required by law to provide the Exchange Agent (as payor) with such stockholder's correct Taxpayer Identification Number ("TIN") on Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments of Cash Consideration that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the instructions on the enclosed Form W-9 for additional information. If backup withholding applies with respect to a stockholder, the Exchange Agent is

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

required to withhold 31% of any cash payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained form the Internal Revenue Service (the "IRS").

  To prevent backup withholding on payments of Cash Consideration that are made to a stockholder with respect to Shares delivered herewith, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the enclosed Form W-9 certifying (a) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding.

  The stockholder is required to give the Exchange Agent the TIN of the registered holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Form W-9 for additional guidance on which TIN to report. If the stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder should check the box in Part 2, complete Part III (the "Certification") and sign and date the Form W-9. Notwithstanding that the Certification is completed, the Exchange Agent will withhold 31% of all payments of Cash Consideration to such stockholder until a properly certified TIN is provided to the Exchange Agent.

  8. Cancellation. Each Share held in the treasury of XTRA and each Share owned by any subsidiary of XTRA will, by the virtue of the Merger and without any action on the holders of those Shares, cease to be outstanding, be canceled and retired without payment of any consideration.

  9. Dissenter's Rights. Shares that have not been voted for adoption of the Merger and the Recapitalization Agreement and with respect to which appraisal had been properly demanded ("Dissenting Shares") shall not be converted into the right to receive the Merger Consideration unless the holder of such Shares withdraws the demand of appraisal or becomes ineligible for such appraisal.

  10. Lost, Destroyed or Stolen Share Certificates. If any XTRA stockholder's Share Certificate(s) representing Shares have been mutilated, lost, destroyed or stolen prior to the Effective Time, such stockholder should promptly notify Boston EquiServe, L.P. (the "Transfer Agent") for XTRA. The XTRA stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). In such an event, XTRA or the Exchange Agent will issue in exchange of such lost, stolen or destroyed Certificates, upon the making of an affidavit from the holder, such Merger Consideration set forth in this Form of Election. However, XTRA may in its discretion require the owner of such lost, stolen and destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against MergerCo or the Exchange Agent with respect to the Certificates.

  ANY XTRA STOCKHOLDER WHOSE SHARE CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN SHOULD ALLOW FOR SUFFICIENT TIME TO REPLACE SUCH SHARE CERTIFICATES AND ARE URGED TO CONTACT THE TRANSFER AGENT AS PROMPTLY AS POSSIBLE AFTER RECEIVING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL.


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